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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     January 6, 2005
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                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

            Ohio                           0-21026               31-1364046
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(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

      39 East Canal Street, Nelsonville, Ohio                       45764
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 6, 2005, Rocky Shoes & Boots, Inc. (the "Company") and certain of its subsidiaries (together with the Company, the "Borrowers") entered into a loan and security agreement (the "Loan Agreement") with GMAC Commercial Finance LLC, as agent and lender ("GMAC CF") for certain extensions of credit (the "Credit Facility"). The Credit Facility is comprised of (i) a five-year revolving credit facility up to a principal amount of $100,000,000 and (ii) a three-year term loan in the principal amount of $18,000,000. The Credit Facility is secured by a first priority perfected security interest in all presently owned and hereafter acquired domestic personal property of the Borrowers, subject to specified exceptions.

         The foregoing description of the Credit Facility, the Loan Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Loan Agreement. A copy of the Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         Also on January 6, 2005, the Company and certain of its subsidiaries (together with the Company, the "Borrowers") entered into a note purchase agreement (the "Note Purchase Agreement") with American Capital Financial Services, Inc., as agent, and American Capital Strategies, Ltd., as lender (collectively, "ACAS"), regarding the purchase of $30,000,000 in six-year Senior Secured Term B Notes from the Company and its domestic subsidiaries (the "ACAS Second Lien Term Loan") . The Note Purchase Agreement provides, among other terms, that (i) the ACAS Second Lien Term Loan will be senior indebtedness of the Company, secured by essentially the same collateral as the Credit Facility,
(ii) such note facility will be "last out" in the event of liquidation of the Company and its subsidiaries, and (iii) principal payments on such note facility will begin in the fourth year of such note facility.

         The foregoing description of the Note Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Note Purchase Agreement. A copy of the Note Purchase Agreement is attached hereto as Exhibit
10.2 and is incorporated herein by reference.

         On January 6, 2005, the Company issued a press release announcing that it had entered into the Loan Agreement and the Note Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On January 6, 2005, the Company and SILLC Holdings LLC consummated the transactions contemplated by a Purchase and Sale of Equity Interests Agreement, by and among SILLC Holdings LLC, Rocky Shoes & Boots, Inc., and solely for the purposes of Section 5.13, Section 5.14, Article VII, Article IX and Article X thereof, Strategic Industries LLC (the "Agreement"). Pursuant to the Agreement, the Company has acquired 100% of the issued and



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outstanding voting limited liability interests of EJ Footwear LLC, Georgia Boot
LLC, and HM Lehigh Safety Shoe Co. LLC (the "EJ Footwear Group").

         The aggregate purchase price for the interests of EJ Footwear Group, including a closing date working capital adjustment, was $89.5 million in cash plus 484,261 shares of the Company's common stock (the "Shares"), which were valued at $10 million on the date of signing of the Agreement.

         The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement. A copy of the Agreement was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, dated December 6, 2004, filed with the Securities and Exchange Commission on December 8, 2004, and is incorporated herein by reference.

         On January 6, 2005, the Company issued a press release announcing that it closed the transaction. A copy of the press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See "Item 1.01. Entry into a Material Definitive Agreement," which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See "Item 2.01. Completion of Acquisition or Disposition of Assets," which is incorporated herein by reference.

         The Shares were issued in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for "transactions by the issuer not involving any public offering." The Shares are "restricted" securities within the meaning of Rule 144 of the Securities Act and bear a legend to that effect.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

       (A)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

             The financial statements required by this item will be filed by an amendment to this Form 8-K on or before March 24, 2005.

       (B)   PRO FORMA FINANCIAL INFORMATION.

             The financial statements required by this item will be filed by an amendment to this Form 8-K on or before March 24, 2005.

       (C)   EXHIBITS.

             Exhibit No.                    Description

                2.1 Purchase and Sale of Equity Interests Agreement, dated as of December 6, 2004, by and among SILLC Holdings LLC, Rocky Shoes & Boots, Inc., and solely for the purposes of Section 5.13, Section 5.14,
                           Article VII, Article IX and Article X thereof, Strategic Industries LLC (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, dated December 6, 2004, filed with the Securities and Exchange Commission on December 8,
                           2004).

                10.1 Loan and Security Agreement, dated as of January 6, 2005, by and among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, Georgia Boot Properties LLC, and Lehigh Safety Shoe Properties LLC, as Borrowers, GMAC Commercial Finance LLC, as Agent and as Lender.

                10.2 Note Purchase Agreement, dated as of January 6, 2005, by and among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Georgia Boot Properties LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, and Lehigh Safety Shoe Properties LLC, as Loan Parties, American Capital Financial Services, Inc., as Agent, and American Capital Strategies, Ltd., as Purchaser.

                99 Press Release, dated January 6, 2005, entitled "Rocky Shoes & Boots Completes Acquisition of EJ Footwear"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ROCKY SHOES & BOOTS, INC.


Date:  January 12, 2005                    By: /s/ James E. McDonald
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                                               James E. McDonald, Executive
                                               Vice President and
                                               Chief Financial Officer


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EXHIBIT INDEX

              Exhibit No.                      Description

                2.1 Purchase and Sale of Equity Interests Agreement, dated as of December 6, 2004, by and among SILLC Holdings LLC, Rocky Shoes & Boots, Inc., and solely for the purposes of Section 5.13, Section 5.14,
                           Article VII, Article IX and Article X thereof, Strategic Industries LLC (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, dated December 6, 2004, filed with the Securities and Exchange Commission on December 8,
                           2004).

                10.1 Loan and Security Agreement, dated as of January 6, 2005, by and among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, Georgia Boot Properties LLC, and Lehigh Safety Shoe Properties LLC, as Borrowers, GMAC Commercial Finance LLC, as Agent and as Lender, and the Financial Institutions listed on the signature pages, as Lenders.

                10.2 Note Purchase Agreement, dated as of January 6, 2005, by and among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Georgia Boot Properties LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, and Lehigh Safety Shoe Properties LLC, as Loan Parties, American Capital Financial Services, Inc., as Agent, and American Capital Strategies, Ltd., as Purchaser.

                99 Press Release, dated January 6, 2005, entitled "Rocky Shoes & Boots Completes Acquisition of EJ Footwear"




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